- -------------------------------------------------------------------------------

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
         PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996.

- -------------------------------------------------------------------------------

                               UNC INCORPORATED

                             LETTER OF TRANSMITTAL

                       OFFER TO EXCHANGE ALL OUTSTANDING
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
                                      FOR
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                              The Exchange Agent
                          for the Exchange Offer is:

                             THE BANK OF NEW YORK

    By Registered or
    Certified Mail:

                                By Facsimile
                               Transmission:

                                                       By Hand or Overnight
                                                             Courier:

  The Bank of New York         (212) 571-3080

                                                       The Bank of New York
 101 Barclay Street-7E         (For Eligible            101 Barclay Street
   New York, New York        Institutions Only)          Corporate Trust
         10286             Confirm by Telephone:         Services Window
  Attn: Reorganization          (212) 815-2742             Ground Level
        Section                                        Attn: Reorganization
                                                             Section

                             For Information Call:

                                (212) 815-6333

  The undersigned acknowledges receipt and review of the Prospectus, dated September 24, 1996 (as the same may be amended or supplemented from time to time, the "Prospectus"), of UNC Incorporated, a corporation organized under the laws of the State of Maryland (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $125,000,000 of 11% Senior Subordinated Notes Due June 1, 2006 ("New Notes") of the Company which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 11% Senior Subordinated Notes Due June 1, 2006 ("Old Notes"). The New Notes will be obligations of the Company evidencing the same indebtedness as the Old Notes and will be entitled to the benefits of the same indenture which governs both the Old Notes and the New Notes. The form and terms (including principal amount, interest rate, maturity and ranking) of the New Notes are the same as the form and terms of the Old Notes, except that (i) the New Notes have been registered under the Securities Act and therefore will not be subject to certain restrictions on transfer applicable to the Old Notes and will not be entitled to registration rights, and (ii) the New Notes will not provide for any increase in the interest rate thereon. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
      OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

  The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO
             THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

                                     BOX 1

       DESCRIPTION OF OLD NOTES TO BE COMPLETED BY ALL TENDERING HOLDERS
- --------------------------------------------------------------------------------

                                                                    PRINCIPAL AMOUNT OF  PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE    OLD NOTES REPRESENTED   OF OLD NOTES
            (PLEASE FILL IN BLANK)                  NUMBER(S)*       BY CERTIFICATE(S)      TENDERED**
- ---------------------------------------------------------------------------------------------------------
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------
                                                     TOTALS:

- --------------------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 2. Old Notes tendered hereby must be in a principal amount of $1,000 or multiples thereof.
    See Instruction 1.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution _____________________________________________
    DTC Account Number ________________________________________________________
    Transaction Code Number ___________________________________________________

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
    Name(s) of Registered Holder(s) ___________________________________________
    Window Ticket Number (if any) _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution which Guaranteed Delivery _____________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:
    Name of Tendering Institution _____________________________________________
    DTC Account Number ________________________________________________________
    Transaction Code Number ___________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
    Name ______________________________________________________________________
    Address ___________________________________________________________________
     -----------------------------------------------------------------------

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to: (a) deliver certificates for such Old Notes with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Old Notes tendered under the Exchange Offer; (b) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good and unencumbered titled thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

  The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder. By tendering Old Notes, the undersigned hereby represents and agrees (i) that (a) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended the ("Securities Act"); (b) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business; and (c) the undersigned is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of New Notes to be received in the Exchange Offer or (ii) that it is an "affiliate" (as defined above) of the Company and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it. By tendering Old Notes pursuant to the Exchange Offer, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission, that
(a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; provided, however, that by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned understands that tenders of Old Notes pursuant to any one of procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at the Book-Entry Transfer Facility. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Notes to the undersigned at the address set forth in Box 1.

  THE UNDERSIGNED, BY COMPLETING BOX 1 ABOVE AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2


                               PLEASE SIGN HERE
                      WHETHER OR NOT OLD NOTES ARE BEING
                          PHYSICALLY TENDERED HEREBY
 X ..........................................................................
 X ..........................................................................
               SIGNATURE(S) OF OWNER(S) OF AUTHORIZED SIGNATORY
 Dated ................................
 Area Code and Telephone Number: .................

 This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3.
 Name(s) ....................................................................
     .....................................................................
     .....................................................................
                                 (PLEASE PRINT)
 Capacity (full title) ......................................................
 Address ....................................................................
                               (INCLUDE ZIP CODE)
 Tax Identification or Social Security Number(s) ............................

                           GUARANTEE OF SIGNATURE(S)
                  (SEE INSTRUCTION 2 TO DETERMINE IF REQUIRED)

 Authorized Signature .......................................................
 Name........................................................................
 Name of Firm................................................................
 Title ......................................................................
 Address ....................................................................
 Area Code and Telephone Number .............................................
 Dated ......................................................................

                                     BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 5)

                       PAYOR'S NAME: THE BANK OF NEW YORK


                        PART 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.


 SUBSTITUTE                                            TIN:____________________
 FORM W-9                                               SOCIAL SECURITY NUMBER
                                                                  OR


                                                       EMPLOYER IDENTIFICATION
                                                                NUMBER

 DEPARTMENT OF THE      (1) The number shown on this form is my correct
 TREASURY INTERNAL          Taxpayer Identification Number (or I am waiting
 REVENUE SERVICE            for a number to be issued to me).
                       --------------------------------------------------------
                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                            Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                        PART 2--TIN APPLIED FOR [_]


 PAYOR'S REQUEST FOR    CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
 TAXPAYER                 CERTIFY THAT:
 IDENTIFICATION NUMBER
 ("TIN") AND
 CERTIFICATION
                        (3) any other information provided on this form is
                            true and correct.

                        SIGNATURE: ______________________________  DATE: _____

                       --------------------------------------------------------

                        You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                       --------------------------------------------------------

                        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
                                                NUMBER

                        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                        SIGNATURE: ______________________________  DATE: _____

               BOX 4                                     BOX 5


   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 4)                       (SEE INSTRUCTION 4)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Old Notes in a princi-          cates for Old Notes in a princi-
 pal amount not tendered, or New           pal amount not tendered, or New
 Notes, are to be issued in the            Notes, are to be sent to someone
 name of someone other than the            other than the person whose sig-
 person whose signature appears in         nature appears in Box 2 or to an
 Box 2.                                    address other than that shown in
                                           Box 1.


 Issue: (check appropriate boxes)          Deliver: (check appropriate box-
                                           es)


 [_]   Old Notes not tendered
                                           [_]   Old Notes not tendered


 [_]   New Notes, to:

                                           [_]   New Notes, to:

 Name _____________________________
           (PLEASE PRINT)                  Name _____________________________
 Address __________________________                  (PLEASE PRINT)
 __________________________________        Address __________________________
                                           __________________________________


 Complete the Substitute Form W-9
 at Box 3.
 __________________________________


 Book-Entry Transfer Facility
 Account Number (if applicable):

 __________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY
PROCEDURES. This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Holders may tender their Old Notes in whole or in part in a principal amount of $1,000 and multiples thereof.

  If a registered holder of Old Notes desires to tender such Old Notes, and the Old Notes are not immediately available, or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Pursuant to such procedures, if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange

("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (c) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (RETURN RECEIPT REQUESTED AND PROPERLY INSURED) OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO LETTERS OR OLD NOTES SHOULD BE SENT TO THE COMPANY. To be tendered effectively, the Old Notes, this Letter and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. Neither the Company, the Exchange Agent or any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  See "The Exchange Offer" section of the Prospectus.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. ALL OF THE OLD NOTES REPRESENTED BY A CERTIFICATE DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered.

  Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  For a withdrawal to be effective, a written telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered if different from that of the withdrawing holder, accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. If any Old Notes are tendered for exchange but are not exchanged for any reason, or if any Old Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or nonexchanged Old Notes will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus, such Old Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender, termination of the Exchange Offer or submission of nonexchanged Old Notes. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be tendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus.

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

  3. SIGNATURES; GUARANTEE OF SIGNATURES. If this letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, or any change whatsoever.

  If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter.

  If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

  Signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution, unless the Old Notes tendered pursuant thereto are tendered (a) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (b) for the account of an Eligible Institution. In the event that signatures on this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an Eligible Institution.

  If this Letter is signed by a person other than the registered holder of any Old Notes listed therein, such Old Notes must be endorsed or accompanied by bond powers and a proxy which authorizes such person to tender the Old Notes on behalf of the registered holder, in each case as the name of the registered holder or holders appear on the Old Notes. If this Letter or any Old Notes bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, the name and address to which the New Notes or certificates for Old Notes not tendered are to be issued or delivered, respectively, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

  5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Under federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

  6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the New Securities or certificates for Old Securities not tendered are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

  7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer.

  No alternative, conditional, irregular or contingent tenders will be accepted.

  8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

  IMPORTANT: THIS LETTER (OR FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                               UNC INCORPORATED

                       OFFER TO EXCHANGE ALL OUTSTANDING
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
                                      FOR
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933



 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996.

                                                             September 24, 1996

To Our Clients:

  Enclosed for your consideration is a Prospectus dated September 24, 1996 (as the same may be amended or supplemented from time to time, the "Prospectus") and a related Letter of Transmittal (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") by UNC Incorporated (the "Company") to exchange an aggregate principal amount of up to $125,000,000 of 11% Senior Subordinated Notes Due June 1, 2006 ("New Notes") of the Company which have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement of which the Prospectus is a part for an equal principal amount if its outstanding 11% Subordinated Senior Notes Due 2006 ("Old Notes"). The New Notes are being offered for exchange in order to satisfy certain obligations of the Company under the Registration Rights Agreement, dated May 23, 1996, among the Company and other signatories thereto.

  Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined below), or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus.

  The material is being forwarded to you as the beneficial owner of Old Notes carried by us for your account or benefit but not registered in your name. A tender of any Old Notes may be made only by us as the registered holder and pursuant to your instructions.

  Accordingly, we request instructions as to whether you wish us to tender any or all Old Notes, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to tender your Old Notes.

  Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on October 24, 1996, unless extended by the Company (the "Expiration Date"). Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn, subject to the procedures described in the Prospectus, at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  Please note the following.

    1. The Exchange Offer is for any and all Old Notes.

    2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Procedures for Tendering."

    3. Any transfer taxes incident to the transfer of Old Notes from the holder to the Company will be paid by the Company, except as otherwise provided in the Instructions in the Letter of Transmittal.

    4. The Exchange Offer expires 5:00 p.m., New York City time, on the Expiration Date.

  If you wish to have us tender any or all of your Old Notes held by us for your account or benefit, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used directly by you to tender Old Notes held by us and registered in our name for your account for benefit.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

  The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by UNC Incorporated with respect to its Old Notes.

  This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

[_]Please do not tender any Old           [_]Please tender the Old Notes held
   Notes held by you for my account.         by you for my account as
                                             indicated below:


  Dated: __________________, 1996
                                          AGGREGATE PRINCIPAL AMOUNT OF
                                          OLD NOTES *

                                          $
                                          * Must be in principal amount of
                                            $1,000 or multiples thereof.

                                          _____________________________________

                                          _____________________________________
                                                      Signature(s)

                                          _____________________________________

                                          _____________________________________
                                                Please print name(s) here

                                          _____________________________________

                                          _____________________________________
                                                       Address(es)

                                          _____________________________________
                                          Area Code(s) and Telephone Number(s)

                                          _____________________________________
                                          Tax Identification or Social
                                           Security No(s).

  None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Notes held by us for your account.

                               UNC INCORPORATED

                       OFFER TO EXCHANGE ALL OUTSTANDING
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
                                      FOR
                11% SENIOR SUBORDINATED NOTES DUE JUNE 1, 2006
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996.

                                                             September 24, 1996

To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

  Enclosed for your consideration is a Prospectus dated September 24, 1996 (as the same may be amended or supplemented from time to time, the "Prospectus") and related Letter of Transmittal (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") by UNC Incorporated (the "Company") to exchange an aggregate principal amount of up to $125,000,000 of 11% Senior Subordinated Notes Due June 1, 2006 ("New Notes") of the Company which have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement of which the enclosed Prospectus is a part, for an equal principal amount of its outstanding 11% Senior Subordinated Notes Due June 1, 2006 ("Old Notes"). The New Notes are being offered for exchange in order to satisfy certain obligations of the Company under the Registration Rights Agreement, dated May 23, 1996, among the Company and other signatories thereto.

  We are asking you to contact your clients for whom you hold Old Notes registered in your name or in the name of your nominee. In addition, we ask you to contact your clients who, to your knowledge, hold Old Notes registered in their own name. The Company will not pay any fees or commissions to any broker, dealer or other person in connection with the solicitation of tenders pursuant to the Exchange Offer. You will, however, be reimbursed (upon request) by the Company for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will pay all transfer taxes, if any, applicable to the tender of Old Notes to it or its order, except as otherwise provided in the Prospectus and the Letter of Transmittal.

  Enclosed herewith for your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own name, are copies of the following documents:

  1. The Prospectus dated September 24, 1996;

  2. The Letter of Transmittal for your use in connection with the tender of the Old Notes and for the information of your clients. Facsimile copies of the Letter of Transmittal may be used to tender Old Notes;

  3. A form of letter that may be sent to your clients for whose accounts you hold Old Notes registered in your name or the name of your nominee, with space provided for obtaining the clients' instructions with regard to the Exchange Offer;

  4. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Old Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis; and

  5. Guideline for Certification of Tax Payer Indenification Number or substitute form W-9. (Included within the Letter of Transmittal).

  YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 1996, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). ANY OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN, SUBJECT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS, AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Old Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

  If holders of Old Notes wish to tender, but it is impracticable for them to forward their certificates for Old Notes prior to the Expiration Date or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus.

  Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to the Exchange Agent at its address and telephone number set forth on the back cover of the Prospectus.

                                          Very truly yours,

                                          UNC INCORPORATED

  NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY PERSON TO MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

                               UNC INCORPORATED

                         NOTICE OF GUARANTEED DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of UNC Incorporated (the "Company") made pursuant to the Prospectus, dated September 24, 1996 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if (i) certificates of the Old Notes (as defined below) are not immediately available; (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus); or (iii) the procedures of delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. The term "Old Notes" means the Company's outstanding 11% Senior Subordinated Notes Due June 1, 2006. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

By Registered or Certified
           Mail:

                                  By Facsimile
                                  Transmission:

                                                        By Hand or Overnight
                                                              Courier:

  The Bank of New York101        (212) 571-3080
Barclay Street-7ENew York,
    New York 10286Attn:
  Reorganization Section

                                                       The Bank of New York101
                                  (For Eligible        Barclay StreetCorporate
                               Institutions Only)       Trust Services Window
                              Confirm by Telephone:       Ground LevelAttn:
                                 (212) 815-2742        Reorganization Section

                             For Information Call:

                                (212) 815-6333

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
     FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A
                                VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes             Signature(s) ________________________
Tendered* $ _____________________         _____________________________________

*Must be in principal amountof
$1,000 or multiples thereof.

Certificate Nos.(if available) __         Please Print the Following
                                          Information:
                                          Name(s) of Registered Holders _______
                                          _____________________________________

Total Principal Amount
Represented by Old
NotesCertificate(s) $ ___________         Address _____________________________
                                          _____________________________________


If Old Notes will be tendered by
book-entry transfer, provide the
following information:

DTC Account Number ______________         Area Code and Telephone Number(s) ___
_________________________________         _____________________________________
Dated:     , 1996

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.
                                          _____________________________________
                                          Name of Firm

                                          _____________________________________
                                          (Authorized Signature)

                                          Name_________________________________
                                            Please type or print

                                          _____________________________________
                                          Address

                                          _____________________________________
                                          Zip Code

                                          _____________________________________
                                          Area Code and Telephone Number

Date ________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THISNOTICE OF GUARANTEED
 DELIVERY. CERTIFICATES FOR OLDSECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER
                                OF TRANSMITTAL.

                                       2